                                                                  EXHIBIT (j)(2)


                       CONSENT OF INDEPENDENT AUDITORS


To the Board of Trustees and Shareholders of Van Kampen Tax Free Money Fund:

We consent to the reference to our Firm under the heading "Financial Highlights" in the Prospectus.


/s/ KPMG LLP


Chicago, Illinois
October 24, 2002